BLACK DRAGON ENERGY, LLC

FINANCIAL STATEMENTS

APRIL 11, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BALANCE SHEET

STATEMENT OF OPERATIONS

STATEMENT OF CASH FLOWS

STATEMENT OF CHANGES IN MEMBERS’ DEFICIENCY

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of Black Dragon Energy, LLC

We have audited the accompanying balance sheet of Black Dragon Energy, LLC as of April 11, 2017 and the related statements of operations, cash flows and changes in members’ deficiency for the period from March 9, 2017 (date of incorporation) to April 11, 2017.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of as of April 11, 2017 and the results of its operations and its cash flows for the period from March 9, 2017 (date of incorporation) to April 11, 2017 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated.  The Company requires additional funds to meet its obligations and the costs of its operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in this regard are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DMCL LLP

DALE MATHESON CARR-HILTON LABONTE LLP

CHARTERED PROFESSIONAL ACCOUNTANTS

Vancouver, Canada

June 28, 2017

BLACK DRAGON ENERGY, LLC
BALANCE SHEET
(EXPRESSED IN US DOLLARS)

April 11, 2017

ASSETS

Non-current assets
Oil and gas property, full cost method	$119,863
$119,863

LIABILITIES AND MEMBERS’ DEFICIENCY

Current liabilities
Accrued liabilities	$26,355
Advances	119,863
146,218

Members’ deficiency
Accumulated deficit	(26,355)
(26,355)
$119,863

The accompanying notes are an integral part of these financial statements

BLACK DRAGON ENERGY, LLC
STATEMENT OF OPERATIONS
(EXPRESSED IN US DOLLARS)

March 9, 2017 (date of incorporation) to April 11, 2017
$

General and administrative expense
Professional fees	$26,355

Net and comprehensive loss for the period	$(26,355)

The accompanying notes are an integral part of these financial statements

BLACK DRAGON ENERGY, LLC
STATEMENT OF CASH FLOWS
(EXPRESSED IN US DOLLARS)

March 9, 2017 (date of incorporation) to April 11, 2017

Cash flows used in operating activities
Net loss for the period	$(26,355)
Changes in non-cash working capital item
Accrued liabilities	26,355
Cash used in operating activities	-

Cash flows used in investing activities
Acquisition of oil and gas property	(119,863)
Cash used in investing activities	(119,863)

Cash flows from financing activities
Advances	119,863
Cash provided by financing activities	119,863

Change in cash	-
Cash, beginning of period	-
Cash, end of period	$-

The accompanying notes are an integral part of these financial statements

BLACK DRAGON ENERGY, LLC
STATEMENT OF CHANGES IN MEMBERS’ DEFICIENCY
(EXPRESSED IN US DOLLARS)

				Total
			Accumulated	Members’
	Units	Amount	Deficit	Deficiency
Balance, March 9, 2017	-	$-	$-	$-

Net loss for the period	-	-	(26,355)	(26,355)
Balance, April 11, 2017	-	$-	$(26,355)	$(26,355)

The accompanying notes are an integral part of these financial statements

BLACK DRAGON ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS

April 11, 2017

1.

NATURE AND CONTINUANCE OF OPERATIONS

Black Dragon Energy, LLC (the “Company”) was registered in the State of Nevada on March 9, 2017. The Company focuses its business efforts on the acquisition, exploration, and development of oil and gas properties.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As of April 11, 2017, the Company has not achieved profitable operations, has incurred losses in developing its business, and further losses are anticipated. The Company has an accumulated deficit of $26,355.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and pay its liabilities when they come due. To date, the Company has funded operations through debt. Management plans to raise additional funds through equity or debt financings. There is no certainty that further funding will be available as needed. These factors raise substantial doubt about the ability of the Company to continue operating as a going concern. The ability of the Company to continue its operations as a going concern is dependent upon its ability to raise sufficient new capital to fund its operating commitments and ongoing losses and ultimately on generating profitable operations. The financial statements do not include any adjustments to be recorded to assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States (“US GAAP’), and are expressed in United States dollars. The Company has not produced any revenues from its principal business to date.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions. The Company bases its estimates and assumptions on current facts, historical experience and various other factors it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected. The most significant estimates with regard to these financial statements relate to carrying values of oil and gas properties.

Foreign Currency Translation

The Company’s functional currency and its reporting currency is the United States dollar. Foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Revenue and expenses are translated at average rates of exchange during the year. Related translation adjustments are reported as a separate component of members’ capital, whereas gains or losses resulting from foreign currency transactions are included in the results of operations.

BLACK DRAGON ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS

April 11, 2017

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Oil and Gas Properties

The Company utilizes the full cost method to account for its investment in oil and gas properties. Accordingly, all costs associated with acquisition, exploration and development of oil and gas reserves, including such costs as leasehold acquisition costs, interest costs relating to unproved properties, geological expenditures, tangible and intangible development costs including direct internal costs are capitalized to the full cost pool. When the Company commences production from established proven oil and gas reserves, capitalized costs, including estimated future costs to develop the reserves and estimated abandonment costs, net of salvage, will be depleted on the units-of-production method using estimates of proved reserves. Costs of unproved properties are not amortized until the proved reserves associated with the projects can be determined or until impairment occurs. If an assessment of such properties indicates that properties are impaired, the amount of impairment is added to the capitalized cost base to be amortized.

The capitalized costs included in the full cost pool are subject to a "ceiling test", which limits such costs to the aggregate of the (i) estimated present value, using a ten percent discount rate, of the future net revenues from proved reserves, based on current economic and operating conditions, (ii) the lower of cost or estimated fair value of unproven properties included in the costs being amortized, (iii) the cost of properties not being amortized, less (iv) income tax effects related to differences between the book and tax basis of the cost of properties not being amortized and the cost or estimated fair value of unproved properties included in the costs being amortized.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in the statement of operations. The Company’s oil and gas properties are under development with minimal production to date. Accordingly, no amortization is being recorded.

Asset Retirement Obligations

The Company records the fair value of an asset retirement obligation as a liability in the period in which it incurs an obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development and/or normal use of the assets. The estimated fair value of the asset retirement obligation is based on the current cost escalated at an inflation rate and discounted at a credit adjusted risk-free rate. This liability is capitalized as part of the cost of the related asset and amortized over its useful life. The liability accretes until the Company settles the obligation.

Environmental

Oil and gas activities are subject to extensive federal and state environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites.

Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Expenditures that have future economic benefits are capitalized. Liabilities for expenditures of a non-capital nature are recorded when an environmental assessment and/or remediation is probable, and the costs can be reasonably estimated.

Impairment of Long-Term Assets

The Company has adopted FASB ASC 360 “Accounting for the Impairment or Disposal of Long-Lived Assets," which requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Oil and gas interests accounted for under the full cost method are subject to a ceiling test, described above, and are excluded from this requirement.

BLACK DRAGON ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS

April 11, 2017

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial instruments

The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair value of accrued liabilities, loan payable and advance approximates their carrying value due to their short-term nature.

Income Taxes

The Company is a limited liability company treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the member. As such, no recognition of federal or state income taxes for the Company that are organized as limited liability companies have been provided for in the accompanying financial statements. Any uncertain tax position taken by the member is not an uncertain position of the Company.

Recent Accounting Pronouncements

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.  This ASU is effective for annual periods beginning after December 15, 2018 and interim periods within fiscal years beginning after December 15, 2019.  ASU No 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. The adoption of this standard will not have a material impact on the Company’s financial position or results of operations.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants, and the SEC did not, or are not believed by management to, have a material impact on the Company's present or future financial position, results of operations or cash flows.

3.

OIL AND GAS PROPERTIES

Black Dragon Property
$
Balance as at March 9, 2017	-

Acquisition costs	100,000
Insurance	4,523
Lease payment	15,340

Balance as at April 11, 2017	119,863

In March 2017, the Company entered into a purchase and sale agreement (the “PSA”) to acquire a 75% working interest in and to certain leases, hydrocarbons, wells, agreements, equipment, surface rights agreements and assignable permits totaling approximately 165,000 acres (258 sections) at an 80% net revenue interest located in the Moenkopi formation of the Carbon and Emery Counties, Utah (the “Black Dragon Property”). Under the PSA, the Company has agreed to pay the vendor cash consideration totalling $2.7 million based upon the following schedule:

•

$100,000 as a non-refundable deposit within 10 business days of closing (paid);

•

$900,000 on or before September 1, 2017;

•

$900,000 on or before March 1, 2018; and

•

$800,000 on or before September 1, 2018.

However, if the Company pays a total of $2.4 million on or before September 1, 2017, the parties have agreed that the cash consideration above will be deemed to have been paid in full.

BLACK DRAGON ENERGY, LLC

NOTES TO FINANCIAL STATEMENTS

April 11, 2017

3.

OIL AND GAS PROPERTIES (continued)

Within 10 business days after the later of the Company paying the cash consideration in full or the Company meeting in full its carry obligation, the vendor will convey to the Company an undivided 75% of the Vendor’s right, title and interest in and to the assets, at an 80% Net Revenue Interest in the assets.

Carry Obligation

As per the terms of the PSA, and in addition to the cash consideration, the Company has agreed to pay all costs and expenses incurred on the assets with respect to any and all exploration, development and production during the carry period. The “Carry Period” continues until the later of either (i) the date that the Company pays the full cash consideration set out above or (ii) the date that the Company pays all costs and expenses for the drilling, logging, testing and completion two new wells, each well with a horizontal leg extending at least 2,000’ in the target zone within the Moenkopi formation (the “Two Obligation Wells”). The Company is required to drill to completion or cause to be drilled to completion (or plugging and abandonment) the Two Obligation Wells on or before February 28, 2019, failing which, the Company’s right to earn any assignment in and to the assets will terminate immediately. For each vertical well drilled to 200’ below the top of the Kaibab formation through completion (or plugging or abandonment) within a Federal Unit, the obligation deadline will be amended to the later of (i) the current obligation deadline or (ii) 6 months from the date the rig that drilled such vertical well to total depth has been removed from the wellsite.

On or before September 1, 2017, the Company is required to pay the vendor $102,000 for rental, minimum royalty, option payments and shutin royalty payments due on the leases through December 31, 2018.

4.

ADVANCES

As at April 11, 2017, the Company owes $119,863 to Fortem Resources Inc. (“Fortem”). The balance is non-interest bearing and repayable upon demand.

5.

SUBSEQUENT EVENT

On April 12, 2017, all membership interests of the Company were acquired by Fortem. In consideration for the acquisition, Fortem issued an aggregate of 20,000,000 shares of Fortem and made a cash payment of $100,000 to the members of the Company.

In addition, Fortem assumed the all obligations of the PSA.